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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2001


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)

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
           Delaware                          0-14016                        77-0123732
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(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification No.)
        incorporation)

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                              510 Cottonwood Drive
                           Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 432-1700


          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

     On January 24, 2001, Maxtor Corporation (the "Registrant") issued a press release announcing its financial results for the fourth quarter ended December 3, 2000 and fiscal year 2000. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

           99.1 Press release of Registrant dated January 24, 2001, announcing its financial results for the fourth quarter ended December 30, 2000 and fiscal year 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXTOR CORPORATION

Date:  January 24, 2001             By: /s/ Glenn H. Stevens
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                                       Glenn H. Stevens
                                       Vice President, General Counsel and
                                       Secretary



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                                  EXHIBIT INDEX

Exhibit No.        Description

   99.1 Press release of Registrant dated January 24, 2001, announcing its financial results for the fourth quarter ended December 30, 2000 and fiscal year 2000.



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